Exhibit 99.2

Suite 2300, 1177 W. Hastings St. Vancouver, British Columbia CANADA V6E 2K3 TSX: KOR	Tel: (604) 638-3246 Fax: (604) 408-7499 info@corvusgold.com www.corvusgold.com

2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE-AND-ACCESS NOTIFICATION TO SHAREHOLDERS

You are receiving this notification as Corvus Gold Inc. (the “Company”) has decided to use the notice and access model for delivery of meeting materials for its 2014 Annual General Meeting (“Meeting”) to its shareholders. This Notice and Access Notification regarding the Meeting is prepared under the notice-and-access rules that came into effect on February 11, 2013 under National Instrument 54-101 “Communication with Beneficial Owners of Securities of a Reporting Issuer”. Under notice and access, shareholders still receive a proxy or voting instruction form enabling them to vote at the Meeting. However, instead of a paper copy of the Notice of Meeting and Proxy Statement/Information Circular (“Proxy Statement”), shareholders receive this notice with information on how they may access such materials electronically. The use of this alternative means of delivery is more environmentally responsible as it will help reduce paper use and also will reduce the cost of printing and mailing materials to shareholders.

MEETING DATE AND LOCATION

Date & Time:	Thursday, October 9, 2014 at 8:00 a.m. PDT

Place:	Suite 2300 – 1177 West Hastings Street
Vancouver, British Columbia
Canada

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO CONSIDER AND VOTE ON THE FOLLOWING MATTERS:

1.	Fixing Number of Directors: Shareholders will be asked to fix the number of directors of the Company at six (6). Information can be found in the “Fixing Number of Directors” section of the Proxy Statement.

2.	Election of Directors: Shareholders will be asked to elect six (6) directors for the ensuing year. Information can be found in the “Election of Directors” section of the Proxy Statement.

3.	Appointment of Auditor: Shareholders will be asked to appoint Crowe MacKay LLP as the Company’s auditors for the fiscal year ending May 31, 2015, and authorize the Corporation’s directors to fix their remuneration. Information can be found in the “Appointment of Auditor” section of the Proxy Statement.

4.	Other Business: Shareholders may be asked to consider other items of business that may be properly brought before the Meeting. Information respecting the use of discretionary authority to vote on any such other business can be found in the “Proxy Instructions” section of the Proxy Statement.

SHAREHOLDERS ARE REMINDED TO VIEW THE MATERIALS FOR THE MEETING

PRIOR TO VOTING

WEBSITE WHERE MEETING MATERIALS ARE POSTED: www.corvusgold.com

Materials for the Meeting may also be viewed online at www.sedar.com

HOW TO OBTAIN PAPER COPIES OF THE MEETING MATERIALS:

Shareholders may request that paper copies of the materials for the Meeting be sent to them by postal delivery at no cost to them. Requests may be made up to one year from the date the Proxy Statement was filed on SEDAR, as follows:

Through the internet by going to: www.corvusgold.com

Calling the Company at 604-638-3246

Sending an email to Lawrence.Talbot@corvusgold.com or marla@corvusgold.com

Requests should be received at least five (5) business days in advance of the proxy cut-off date set out in the accompanying proxy or voting instruction form in order to receive the materials for the Meeting in advance of the date of the Meeting.

VOTING:

Registered shareholders are asked to return their proxies using one of the following methods at least one business day in advance of the proxy cut-off date as set out in the accompanying proxy:

INTERNET:	www.investorvote.com

TELEPHONE:	1-866-732-VOTE (8683) Toll Free

MAIL:	Computershare Investor Services Inc., Proxy Dept.
100 University Avenue, 8th Floor, Toronto, Ontario, CANADA

Non-registered holders are asked to use the voting instruction form provided by your intermediary (bank, trust company or broker) and RETURN IT TO THE INTERMEDIARY (not to the Company) as early as practicable to ensure that it is transmitted on time. It must be received by your intermediary with sufficient time for them to file a proxy by the deadline noted above.

Shareholders with questions about notice-and-access can email the Company at Lawrence.Talbot@corvusgold.com.